SCUDDER
                                                                     INVESTMENTS


Money Market Funds

Scudder Cash Reserves Fund

Supplement to the currently effective prospectus

--------------------------------------------------------------------------------


The "Average Annual Total Returns" table for Class B shares has been corrected for 1 year and 5 years under "The Fund's Performance History" section as follows:

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2004
--------------------------------------------------------------------------------

                                   1 Year          5 Years          10 Years
--------------------------------------------------------------------------------
Class A                             0.35             2.01             3.32
--------------------------------------------------------------------------------
Class B                            -2.95            1.28             2.55
--------------------------------------------------------------------------------
Class C                             0.05             1.60             2.75
--------------------------------------------------------------------------------

The table includes the effects of maximum sales loads.

Total returns for 2002, 2003 and 2004 would have been lower if operating expenses hadn't been reduced.

Recent and any future declines in interest rate levels could cause the fund's earnings to fall below the fund's expense ratio, resulting in a negative yield. The advisor has agreed to voluntarily waive expenses as necessary to maintain a positive yield. This waiver may be changed or terminated at any time without notice.








               Please Retain This Supplement for Future Reference



June 17, 2005